SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Clean Technology Fund (the “Fund”)

Upon the recommendation of the Fund’s investment advisor, Deutsche Investment Management Americas Inc. (the “Advisor”), the Fund’s Board has approved the Fund’s liquidation and termination, which will be effective on or about October 12, 2012 (the “Liquidation Date”). Accordingly, the Fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation will be borne by the Fund, subject to the Advisor’s contractual agreement to maintain the Fund’s total annual operating expenses at or below specified expense ratios.

Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they redeem on such redemption date, less any applicable Contingent deferred Sales Charge (”CDSC”). Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date, and will not be subject to any CDSC.

The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event to shareholders for federal income tax purposes, with the exception of shareholders that are in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles that are not subject to federal income tax.

In connection with the Fund’s termination and liquidation, the Fund will be closed to new investments effective on or about July 20, 2012, except that qualified retirement plans that currently offer the Fund as an investment option may continue to offer the Fund to their participants until the Liquidation Date.

Please Retain This Supplement for Future Reference

July 13, 2012
PROSTKR-165